Canary XRP ETF 10-K

Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the year ended December 31, 2025 (the “Annual Report”) of Canary XRP ETF (XRPC) (the “Trust”), as filed with the Securities and Exchange Commission on the date hereof, I, Starr Frohlich, Principal Financial and Accounting Officer of Canary Capital Group LLC, the sponsor of the Trust, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1)     The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)     The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: March 31, 2026	By:	/s/ Starr Frohlich
Starr Frohlich
Principal Financial and Accounting Officer